Exhibit (10)(15)


                            OFFSHORE LOGISTICS, INC.

                    1994 LONG-TERM MANAGEMENT INCENTIVE PLAN
                                  (as amended)

                                   ARTICLE I

                                    GENERAL

     SECTION 1.1 Purpose. The purpose of the Plan is to enable the Company to attract, retain and motivate officers and employees and to provide the Company, its Affiliates and its subsidiaries with the ability to provide incentives more directly linked to the profitability of the Company, its businesses and increases in stockholder value.

          SECTION 1.2 Definitions. For purposes of the Plan, the following terms are defined as set forth below:

     (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Committee as such.

     (b) "Agreement" means the written agreement governing an Award under the Plan, in a form approved by the Committee, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

     (c) "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, Deferred Stock, Other Stock-Based Award or a combination of any of these.

     (d) "Board" means the Board of Directors of the Company.

     (e) "Cash Plan" means the Offshore Logistics, Inc. Annual Incentive Compensation Plan, as adopted by the Board effective December 31, 1993, subject to approval of the Stockholders of the Company at the 1994 Annual Meeting.

     (f) "Cause" has the meaning set forth in Section 2.3(f).

     (g) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 6.2 and 6.3, respectively.

     (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including any successor thereto.

     (i) "Commission" means the Securities and Exchange Commission or any successor agency.

     (j) "Committee" means the Committee referred to in Section 1.3.

     (k) "Company" means Offshore Logistics, Inc., a Delaware corporation.

     (l) "Date of Award" means the date of the Award of the Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock and/or Other Stock-Based Award as set forth in the applicable Agreement.

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     (m) "Deferred Stock" means an Award granted under Article IV.

     (n) "Disability" shall have the same meaning as such term or a similar term has in the long-term disability policy maintained by the Company, an Affiliate or a subsidiary thereof, for the Participant and in effect on the date of the onset of the Participant's Disability, unless the Committee determines otherwise, in its discretion, and sets forth an alternative definition or other means of determining when a Disability shall be deemed to occur in the applicable Agreement.

     (o) "Disinterested Person" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (q) "Fair Market  Value" means,  except as provided in Sections  2.3(g) and
(h) and 2.4 (b)(iv)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on NASDAQ, or, in the event that the Stock is not quoted on any such system, the average of the closing bid prices per share of the Stock as furnished by a professional marketmaker making a market in the Stock designated by the Committee. If there is no regular public trading market for the Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

     (r) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (s) "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

     (t) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (u) "Other Stock-Based Award" means an Award under Article V that is valued in whole or in part by reference to, or is otherwise based on, Stock.

     (v)  "Outstanding   Stock  Option"  means  a  Stock  Option  granted  to  a
Participant which has not yet been exercised and which has not yet expired or been cancelled or forfeited in accordance with its terms.

     (w)   "Participant"   means  any  employee  who  has  met  the  eligibility
requirements set forth in Section 1.4 and to whom an outstanding Award has been made under the Plan.

     (x) "Plan" means the Offshore Logistics, Inc. 1994 Long-Term Management Incentive Plan, as set forth herein and as hereafter amended from time to time.

     (y) "Restricted Stock" means an Award granted under Article III.

     (z) "Retirement" shall mean the resignation or Termination of Employment after attainment of age 60, unless the Committee determines otherwise in its discretion and sets forth an alternative definition or other means of determining when Retirement shall be deemed to occur.

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     (aa) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission  under
Section 16(b) of the Exchange Act, and as amended from time to time.

     (bb) "Stock" means common stock, par value $.01 per share, of the Company.

     (cc) "Stock Appreciation Right" means a right awarded under Section 2.4.

     (dd) "Stock Option" means an option awarded under Article II.

     (ee) "Termination of Employment" means the termination of the Participant's employment with the Company and any subsidiary or Affiliate. A Participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate.

     In addition, certain other terms used in the Plan have definitions given to them in the first place in which they are used.

     SECTION 1.3 Administration of the Plan. The Plan shall be administered by the Long-Term Incentive Plan Committee of the Board or such other committee or subcommittee of the Board, composed of not fewer than two Non-Employee Directors, each of whom shall be appointed by and serve at the pleasure of the Board.

     The Committee shall have plenary authority to make Awards pursuant to the terms of the Plan to officers and employees of the Company and its subsidiaries and Affiliates.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

     (a) to select from among the class of eligible persons specified in Section
1.4 below the officers and employees to whom Awards may from time to time be granted;

     (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Other Stock-Based Awards or any combination thereof are to be granted under the Plan;

     (c) to determine the number of shares of Stock to be covered by each Award;

     (d) to determine the terms and conditions of any Award, including, but not limited to, the Stock Option exercise price (subject to Section 2.2), any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine;

     (e) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

     (f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; and

     (g) to determine under what circumstances a Stock Option may be settled in cash or Stock under Section 2.3(g).

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     The  Committee  shall have the  authority  to adopt,  alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to any officer of the Company the authority to make decisions pursuant to Section 2.3(a), (c), (f), Section 3.3, Section 3.4, Section 4.2 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to comply with the conditions for exemption from Section 16(b) of the Exchange Act and Rule 16b-3 thereunder) and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

     Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

     SECTION 1.4 Eligible Persons. Officers and employees of the Company, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates are eligible for Awards under the Plan; however, no Award shall be made to a director who is not an officer or a salaried employee of the Company or one of its subsidiaries or Affiliates.

     SECTION 1.5 Stock Subject to the Plan. The total aggregate number of shares of Stock that may be distributed under the Plan (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Stock, Deferred Stock or an Other Stock-Based Award) shall be 1,900,000, subject to adjustment pursuant to the terms of Section 6.4 of the Plan. In addition to the limitation set forth above, no more than 800,000 shares of Stock shall be cumulatively available for the grant of Incentive Stock Options over the entire term of the Plan. The shares of Stock shall be made available from authorized but unissued shares or shares issued and held in the treasury of the Company. The delivery of shares of Stock upon exercise of a Stock Option, Stock Appreciation Right or Other Stock-Based Award in any manner and the vesting of shares of Restricted Stock or Deferred Stock shall result in a decrease in the number of shares that thereafter may be issued for purposes of this Plan, by the net number of shares as to which the Stock Option, Stock Appreciation Right or Other Stock-Based Award is exercised or by the number of shares of Restricted Stock or Deferred Stock that vest. Shares of Restricted Stock or Deferred Stock that are forfeited and shares of Stock with respect to which Stock Options (and related Stock Appreciation Rights, if any) expire, are cancelled without being exercised or otherwise terminate without being exercised, or Stock Appreciation Rights exercised for cash, shall not be deemed awarded for purposes of this Section and shall again be available for distribution in connection with Awards under the Plan. To the extent not specified above, the Committee shall have the discretion to determine the manner in which shares shall be counted for purposes of calculating the number of shares available for distribution in connection with Awards under the Plan.

     SECTION 1.6 Agreements. Each Agreement (a) shall state the Date of Award and the name of the Participant, (b) shall specify the terms of the Award, (c) shall be signed by the Participant and a person designated by the Committee, (d) shall incorporate the Plan by reference and (e) shall be delivered to the Participant. The Agreement shall contain such other terms and conditions as are required by the Plan and, in addition, such other terms not inconsistent with the Plan as the Committee may deem advisable.

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     SECTION 1.7 Limit on Annual Grants to Participants.  The maximum  aggregate number of shares of Stock that may be awarded under the Plan to any Participant (whether reserved for issuance upon grant of Stock Options or Stock Appreciation Rights or granted as Restricted Stock, Deferred Stock or other Award) during any fiscal year is 100,000.


                                   ARTICLE II

                     PROVISIONS APPLICABLE TO STOCK OPTIONS

     SECTION 2.1 Grants of Stock Options. Stock Options may be granted alone or in addition to other Awards under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Each Stock Option shall be evidenced by an Agreement, the terms and provisions of which may differ. The Agreement shall specify the number of Stock Options granted, the exercise price of such Stock Options, whether such Stock Options are intended to be Incentive Stock Options or Non-Qualified Stock Options and the period during which such Stock Options may be exercised and shall contain such other provisions as the Committee may determine. The Company shall notify a Participant of any Award of a Stock Option, and a written option Agreement or Agreements shall be duly executed and delivered by the Company and the Participant. Such Agreement or Agreements shall become effective upon execution by the Participant.

     Stock options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable.

     SECTION 2.2 Exercise Price. At the time the Stock Option is granted, the Committee shall establish the per share exercise price for each Stock Option granted, except that the exercise price with respect to Non-Qualified Stock Options shall not be less than 50% of the Fair Market Value of a share of Stock on the Date of Award and except that, with respect to an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the Date of Award. The exercise price will be subject to adjustment in accordance with the provisions of Section 6 of the Plan.

     SECTION 2.3 Exercise of Stock Options.

     (a) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     (b) Option Period. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the Date of Award of the Stock Option.

     (c) Method of Exercise. Subject to the provisions of this Section, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased. The option price of Stock to

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     be purchased  upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent set forth in the option Agreement, may also be paid by one or more of the following: (i) in the form of unrestricted Stock already owned by the optionee (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, that such stock has been held by the optionee for at least six months, and provided, further, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Stock Option is granted; (ii) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate fair market value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise; or (iii) by a combination thereof, in each case in the manner provided in the option Agreement. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise shall equal the number of shares of Restricted Stock used for payment of the option exercise price and shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

     In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made in such other manner as may be authorized from time to time by the Committee, including without limitation (i) payment in the form of an installment note or (ii) payment made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     No shares of Stock shall be issued until full payment therefor has been made and a Participant shall have no rights as a stockholder of the Company with respect to Stock subject to such option before the issuance of the shares of Stock upon the exercise of the option.

     (d) Limited Transferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Non-Qualified Stock Option, as otherwise expressly permitted under the applicable option agreement including, if so permitted, pursuant to a gift to such optionee's spouse, children, or other family members, whether directly or indirectly or by means of a trust or partnership or otherwise. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such option is transferred pursuant to the preceding sentence, it being understood that the term "holder" and "optionee" include such guardian, legal representative and other transferee.

     (e) Forfeiture of Options Upon Termination of Employment for Cause. If a Participant's employment ends because of a Termination of Employment for Cause, then unless the Committee, in its discretion, determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such Termination of Employment.

     (f) Exercise in the Event of Termination of Employment, Retirement, Death or Permanent Disability. If (i) there occurs a Termination of Employment by reason of the voluntary termination by the Participant or the termination by the Company or any of its Affiliates or subsidiaries (other than for Cause) the Participant's Outstanding Stock Options may be exercised to the extent then exercisable or on such accelerated basis as the Committee may determine, until the earlier of three months after the date of such termination (or such longer period as may be determined by the Committee in its discretion before the expiration of such three-month period) or the expiration of such Stock Options,
(ii) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death or on such accelerated basis as the Committee may determine, by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution until the earlier of one year after such death (or such

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     longer  period as may be determined by the  Committee,  in its  discretion, before the expiration of such one-year period) or the expiration of such Stock Options and (iii) the Disability or Retirement of the Participant occurs, then the Participant may exercise his Outstanding Stock Options to the extent exercisable upon date of the onset of such Disability or Retirement or on such accelerated basis as the Committee may determine, until the earlier of one year after such date (or such longer period as may be determined by the Committee in its discretion before the expiration of such one-year period) or the expiration of such Stock Options. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall mean cause as such term or a similar term is defined in any employment agreement applicable to the Participant, or if there is no such employment agreement or if such employment agreement contains no such term, (i) a failure or refusal by a Participant to substantially perform a material duty of such Participant's employment or (ii) the commission by the Participant of a felony or the perpetration by the Participant of a dishonest act or common law fraud against the Company or any Affiliate or subsidiary thereof. Upon the occurrence of an event described in clauses (i), (ii) or (iii) of this Section 2.3(f), unless the Committee accelerates vesting, all rights with respect to Stock Options that are not vested as of such event will be relinquished. Anything in this Section 2.3(f) to the contrary notwithstanding, no Stock Option shall be exercisable after the earlier to occur of (i) the expiration of the option period set forth in the applicable Agreement or (ii) the tenth anniversary of the Date of Award thereof. If the optionee's employment terminates due to death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (g) Buy Out of Stock Option. On or before receipt of written notice of exercise, the Committee may elect to buy out all or part of the portion of the shares of Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price times the number of shares of Stock for which to the option is being exercised on the effective date of such buy out.

     (h) Change in Control Cash Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of Award, an optionee shall have the right (whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option) by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the option exercise price (the "Spread") multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 2.3(h) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this
Section 2.3(h) would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

     (i) Replacement Options. The Committee may provide either at the time of Award or subsequently that a Stock Option includes the right to acquire a replacement option. A Stock Option which provides for the Award of a replacement option shall entitle the Participant, upon exercise of the Stock Option (in whole or in part) before the Termination of Employment of the Participant and satisfaction of the option exercise price in shares of Stock held by the Participant, to receive a replacement option. In addition to any other terms and conditions the Committee deems appropriate, the replacement option shall be subject to the following terms: the number of shares of Stock shall not exceed the number of whole shares used to satisfy the exercise price of the original Stock option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes, the Date of Award of the replacement option will be the date of the exercise of the original Stock Option, the replacement option exercise price per share shall be the Fair Market Value on the Date of Award of the replacement option, the replacement option shall be exercisable no earlier than six months after the Date of Award of the replacement option, the term of the replacement option will terminate on the same date that the original Stock Option would have

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     terminated had it not been exercised and the replacement  option shall be a
Non- Qualified Stock Option and shall otherwise meet all conditions of the Plan.

     SECTION 2.4 Stock Appreciation Rights.

     (a) Grant and Exercise. Stock Appreciation Rights may be awarded in conjunction with all or part of any Stock Option awarded under the Plan or separately and without reference to any related Stock Option. In the case of a Non-Qualified Stock Option, such rights may be awarded either at or after the award of the Stock Option. In the case of an Incentive Stock Option, such rights may be awarded only at the time of award of the Stock Option. A Stock Appreciation Right or applicable portion thereof awarded with respect to a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify where a Stock Appreciation Right is awarded with respect to fewer than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee in accordance with this Section by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 2.4(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall be determined from time to time by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only in accordance with the provisions of Section 2.3 and this Section 2.4 and, if awarded in tandem with Stock Options, only at the times and to the extent that the Stock Options to which they relate are exercisable.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both, equal in aggregate value to the excess of the Fair Market Value of one share of Stock over the option exercise price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise.

     (iii) Stock Appreciation Rights shall be transferable only if granted in tandem with Stock Options and then only to permitted transferees of the underlying Stock Option in accordance with Section 2.3(d).

     (c) In its discretion, the Committee may award "Limited" Stock Appreciation Rights under this Section (i.e., Stock Appreciation Rights that become exercisable only if a Change in Control occurs), subject to such terms and conditions as the Committee may specify at the time of the Award. Such Limited Stock Appreciation Rights shall be settled solely in cash. The Committee may also, in its discretion, provide that the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at the time of the Award.


                                  ARTICLE III

                   PROVISIONS APPLICABLE TO RESTRICTED STOCK

     SECTION 3.1 Awards of Restricted Stock. The Committee may condition the Award of Restricted Stock upon the attainment of specified performance goals of the Participant or of the Company or Affiliate, subsidiary, division or department of the Company for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     SECTION 3.2 Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

              "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 1994 Long-Term Management Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Offshore Logistics, Inc., 224 Rue de Jean, P.O. Box 56, Lafayette, Louisiana 70505."

     The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

     SECTION 3.3 Terms, Conditions and Restrictions. Shares of Restricted Stock shall be subject to the following terms, conditions and restrictions:

     (a) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to below in Section 3.3(f), during a period set by the Committee, commencing with the Date of Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise dispose of or encumber shares of Restricted Stock. The Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions, in whole or in part, in each case based on period of service, performance of the Participant or of the Company or the Affiliate, subsidiary, division or department for which the Participant is employed or based on such other factors or criteria as the Committee may determine, in its discretion.

     (b) Except to the extent otherwise provided in the applicable Restricted Stock Agreement, upon the Participant's Termination of Employment due to the Participant's death, Disability or Retirement, all remaining restrictions with respect to all of the Participant's shares of Restricted Stock shall lapse, and all of the Participant's shares of Restricted Stock shall become free of all restrictions and become fully vested and freely transferable to the full extent of the original grant.

     (c) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Sections 3.3, 3.4 and 6.1, upon a Participant's Termination of Employment for any reason during the Restriction Period other than due to the Participant's death, Disability or Retirement, all shares of Restricted Stock still subject to the Restriction Period shall be forfeited by the Participant; provided, however, that except to the extent otherwise provided in Section 6.1, in the event of Termination of Employment of a Participant for any other reason, the Committee shall have the discretion to waive in whole or in part any or all of such remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

     (d) Except as provided in this Article III or in the Restricted Stock Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 7.8 of the Plan, (i) cash dividends on the shares of Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional shares of Restricted Stock, and (ii) dividends payable in Stock shall be paid in the form of Restricted Stock.

     (e) If and when the Restriction  Period expires without a prior  forfeiture
of  the  Restricted  Stock  subject  to  such  Restriction  Period,   unlegended
certificates for such shares shall be delivered to the Participant.

     (f) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

     SECTION 3.4 Restricted Stock Awards to Cash Plan Participants in Lieu of Annual Incentive Award.

     (a) Eligibility. All of the participants in the Cash Plan are eligible to be granted Restricted Stock Awards under this section of the Plan in accordance with this Restricted Stock Feature, which is to be used in conjunction with the Cash Plan.

     (b) Petition to Receive Annual Incentive in Restricted Stock in Lieu of Cash Payment. Except as may be otherwise determined by the Committee in its discretion from time to time, participants in the Cash Plan may make a request to the Committee to receive all or any portion of their Annual Incentive Award (as defined in the Cash Plan) in the form of shares of Restricted Stock. Once made with respect to a particular fiscal year, the request is irrevocable. The Committee shall have the absolute authority in its discretion to grant or deny each such request.

     (c) Timing of Request. Except as may be otherwise provided by the Committee in its discretion, the Request must be made in writing on a form to be provided by the Committee and must be received by the Company at its offices before the beginning of the fiscal year with respect to which the Annual Incentive Award pertains.

     (d) Premium. For each request granted by the Committee, the Participant will receive the applicable portion of the Annual Incentive Award in the form of shares of Restricted Stock (the "Base Shares of Restricted Stock"), plus a premium of 20% additional shares of Restricted Stock ("Premium Shares of Restricted Stock"), calculated as follows:

     Amount of Incentive Award To Be
     Cancelled and Converted to                X 1.20 =     Number of Shares
     Shares of Restricted Stock                             Restricted Stock
     ---------------------------------                      (rounded to nearest
     30 Day Trailing Average                                higher even share)
     Closing Stock Price At
     June 30 of Preceding
     Fiscal Year

     provided that for the fiscal year ended 1994, the number of shares of Restricted Stock to be awarded shall be calculated based on the 30 day trailing average closing stock price at December 31, 1993 (i.e., the 30 day period preceding the effective date of the Cash Plan).

     (e) Except as may be otherwise provided by the Committee and set forth in the Restricted Stock Agreement and subject to the provisions of the Plan, the Restriction Period shall be three years from the Date of Award for Awards made with respect to the fiscal year ended 1994, and 30 months for Awards made with respect to subsequent fiscal years.

     (f) Modified Forfeiture Restrictions. In lieu of the restrictions set forth above in Section 3.3, except as otherwise set forth in Section 6.1 and unless otherwise provided in the Restricted Stock Agreement and/or unless waived by the Committee, (i) upon the Participant's Termination of Employment due to death, Disability or

     Retirement, all remaining restrictions with respect to the Participant's Base Shares of Restricted Stock and the Participant's Premium Shares of Restricted Stock shall lapse and all of such shares shall become fully vested, free of all restrictions and freely transferable to the full extent of the original Award, (ii) if the Participant incurs a Termination of Employment for "Cause" or by reason of the Participant's voluntary resignation, all Base Shares of Restricted Stock as well as all Premium Shares of Restricted Stock still subject to the Restriction Period shall be forfeited by the Participant, and
(iii) if the Participant incurs a Termination of Employment other than by reason of death, Disability or Retirement and other than for "Cause" or by reason of the Participant's voluntary resignation, all Base Shares of Restricted Stock shall be free of all restrictions, fully vested and freely transferable to the full extent of the original Award, but all Premium Shares of Restricted Stock still subject to the Restriction Period shall be forfeited by the Participant.


                                   ARTICLE IV

                    PROVISIONS APPLICABLE TO DEFERRED STOCK

     SECTION 4.1 Awards of Deferred Stock. Awards of Deferred Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible Participants to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred and the other terms and conditions of the award in addition to those set forth in Section 4.2. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

     SECTION 4.2 Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Article IV shall be subject to the following terms and conditions:

     (a) Subject to the provisions of this Plan and except as may be otherwise provided in the Award Agreement referred to in Section 4.2(e) below, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered during the Deferral Period. At the expiration of the Deferral Period, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock Award.

     (b) Unless otherwise determined by the Committee at the time the Award is made, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the Award by the Committee, in its sole discretion.

          (c) Subject to the provisions of the Award Agreement and this Article IV, if the Participant incurs a Termination of Employment for any reason during the Deferral Period for a given Award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after the Award is made.

     (d) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after making the Award, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Award.

     (e) Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Agreement executed by the Company and the Participant.

     SECTION 4.3 Minimum Value Provisions. In order to better ensure that Award payments actually reflect the performance of the Company and service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


                                   ARTICLE V

                            OTHER STOCK-BASED AWARDS

     SECTION 5.1 Administration. Other Awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to book value or Affiliate or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Stock to be awarded pursuant to such Awards and all other conditions of the Awards. The Committee may also provide for the Award of Stock upon the completion of a specified performance period.

     SECTION 5.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article V shall be subject to the following terms and conditions:

     (a) Subject to the provisions of this Plan and the Award Agreement referred to in Section 5.2(e) below, shares of Stock subject to Awards made under this
Article V may not be sold, assigned, transferred, pledged or otherwise encumbered before the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (b) Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time it makes the Award, the recipient of an Award under this Article V shall be entitled to receive, currently or on a deferred or restricted basis, interest or dividend equivalents with respect to the number of shares of Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

     (c) Any Award under this Article V and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

     (d) In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations and restrictions imposed hereunder (if any) with respect to any or all of an Award under this Article V.

     (e) Each Award under this Article V shall be confirmed by, and subject to the terms of, an Agreement by the Company and by the Participant.

     (f) Stock (including securities convertible into Stock) issued on a bonus basis under this Article V may be issued for no cash consideration; Stock (including securities convertible into Stock) to be purchased pursuant to a purchase right awarded under this Article V shall be priced at least 50% of the Fair Market Value of the Stock on the Date of Award.


                                   ARTICLE VI

     EFFECT OF CERTAIN CORPORATE CHANGES AND CHANGES IN CONTROL

     SECTION 6.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary but subject to the limitations of Section 7.10 of this Plan, in the event of a Change in Control:

     (a) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

     (b) The restrictions and deferral limitations applicable to any still outstanding Restricted Stock, Deferred Stock and Other Stock-Based Awards (in each case to the extent not already vested under the Plan) shall lapse, and such shares and Awards shall become free of all restrictions and become fully vested and transferable to the full extent of the original Award.

     SECTION 6.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control; (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
(iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 6.2; or

     (b) Individuals who, as of the Effective Date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50.1% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     SECTION 6.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock
Exchange Composite Tape or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 60-day period prior to and including the date of a Change in Control and (b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

     SECTION 6.4 Dilution and Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of Stock, grants of options, warrants or rights to purchase Stock (other than pursuant to the Plan), extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock
Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other substitution or adjustments in the consideration receivable upon exercise, or take such other action, as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.


                                  ARTICLE VII

                                 MISCELLANEOUS

     SECTION 7.1 No Rights to Awards or Continued Employment. No employee shall have any claim or right to receive Awards under the Plan. Neither the adoption of the Plan nor any action taken pursuant to the Plan shall confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

     SECTION 7.2 Restriction on Transfer and Additional Conditions.

     (a) All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee in its sole discretion may deem advisable, including without limitation, restrictions under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to any such restrictions. Before making any transfer or disposition of Stock issued pursuant to the Plan, the Committee may require a Participant to provide written notice to the Company describing the manner of such proposed disposition or transfer and such other information as shall be necessary for counsel to the Company to determine whether registration of any such Stock is required. Such proposed disposition or transfer, in the absence of an effective registration statement covering such Stock or an opinion of counsel to the Company that such registration is not required, shall not be permitted. Each Participant shall agree to indemnify and hold harmless the Company from and against all liability, cost and expense (including attorneys' fees) suffered and incurred by the Company as a result of any disposition or transfer of the shares in violation of any federal or state securities or blue sky law or any other law, rule or regulation.

     (b) Anything in the Plan to the contrary notwithstanding (a) the Committee may, if it determines it is necessary or desirable for any reason, at the time of any Award the issuance of any shares of Stock pursuant thereto, require a Participant as a condition of receipt thereof or receipt of shares of Stock issued pursuant to the terms of the Award, to deliver to the Company a written representation of present intention to acquire the Award or the shares of the Stock issuable pursuant to the Award for the Participant's own account for investment and not for distribution, (b) the Company shall have no obligation to issue shares of Stock except in accordance with applicable law and (c) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Award or the shares of Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of any Award or the issuance of shares of Stock pursuant thereto, such Award shall not be granted or such shares of Stock shall not be issued, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Company.

     SECTION 7.3 Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

     SECTION 7.4 Stockholder Rights. No Award under the Plan shall entitle a Participant or beneficiary to any rights of a holder of shares of Stock, except as provided in Article III with respect to Restricted Stock or upon the delivery of share certificates to a Participant upon exercise of a Stock Option or upon the delivery of share certificates in settlement of a Stock Appreciation Right.

     SECTION 7.5 No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds,

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     debentures,  preferred or prior  preference stock whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation or the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     SECTION 7.6 Unfunded Status of Plan. It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may, but shall have no obligation to, authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Nothing contained in this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person.

     SECTION 7.7 First Refusal Right. At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

     SECTION 7.8 Dividend Reinvestment. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 1.5 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

     SECTION 7.9 Beneficiaries. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid. If no beneficiary is designated by the Participant or if no beneficiary designated by the Participant is living at the time such a payment is due, payments shall be made to the Participant's estate.


                                  ARTICLE VIII

                        TERM, AMENDMENT AND TERMINATION

     Unless previously terminated pursuant to this Article VIII, the Plan shall terminate on December 9, 2004, and no further Awards may be made hereunder after such date. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part. No amendment, alteration or discontinuation shall be made that would without the recipient's consent, impair the rights of any recipient of an Award theretofore granted, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Also, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any recipient without the recipient's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

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                                 ARTICLE IX

                                 INTERPRETATION

     SECTION 9.1 Compliance with Governmental Regulations. The Plan, and all Awards hereunder, shall be subject to and shall be administered and interpreted in order to comply with, all applicable rules and regulations of governmental or other authorities as amended from time to time, including without limitation
Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, with respect to persons subject to Section 16 of the Exchange Act.

     SECTION 9.2 Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     SECTION 9.3 Governing Law. The Plan and all Awards made and actions taken hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.


                                   ARTICLE X

                    EFFECTIVE DATE AND STOCKHOLDER APPROVAL

     The Plan shall be effective as of the date it is approved by the stockholders (the "Effective Date"), and stockholder approval shall be sought at the first annual meeting of stockholders following the adoption of the Plan by the Board. If stockholder approval is not obtained on or before the date of such annual meeting, the Plan and all Awards thereunder shall be void ab initio and of no effect. No Stock Option or Stock Appreciation Right shall be exercisable and no Restricted Stock, Deferred Stock or other Award shall vest until the date of such stockholder approval.

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